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                                                                   Exhibit 10.29

              NEITHER THIS OPTION NOR THE SECURITIES ISSUABLE UPON
            EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES
           ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES
                LAW, AND THEY MAY NOT BE SOLD, ASSIGNED, PLEDGED,
                 HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN
                  COMPLIANCE WITH APPLICABLE FEDERAL AND STATE
                  SECURITIES LAWS AND THE OTHER RESTRICTIONS ON
                           TRANSFER SET FORTH HEREIN.


                           ---------------------------


                                                             Date: April 1, 1996


                      PEGASUS MEDIA & COMMUNICATIONS, INC.
                                     OPTION
                            TO PURCHASE COMMON STOCK


               Void after the Expiration Time, as provided herein.


                  THIS CERTIFIES that the Company hereby grants Donald W. Weber (the "Option Holder") a nonqualified stock option (the "Option") to purchase all or any part of an aggregate of 150 fully paid and nonassessable shares of Common Stock at any time during the period commencing on April 1, 1996 and ending on the Effective Date. At any time during the period commencing on the Effective Date and ending at the Expiration Time, this Option entitles the Option Holder to purchase fully paid and nonassessable shares of Public Common Stock, the number of which is determined by multiplying (a) 150 minus the number of Option Shares purchased prior to the Effective Date, by (b) the Conversion Ratio.

                  1.       Definitions.  For the purpose of this Option:

                           "Affiliate" means Pegasus Media & Communications,
Inc., and any person or entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, Pegasus Media & Communications, Inc.

                           "Business Day" means any day on which the New York
Stock Exchange is open for trading.

                           "Common Stock" means Class B Common Stock of
Pegasus Media & Communications, Inc.

                           "Company" means --


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                                    (1)     Prior to the Effective Date, Pegasus
Media & Communications, Inc., a Delaware corporation; and

                                    (2)     On and after the Effective Date, the
Affiliate whose common stock is offered in the Qualifying Equity Offering.

                           "Conversion Ratio" means the ratio that will
result in the Option Holder holding options to purchase the same percentage of the common equity securities of the Affiliate issuing securities in the Qualifying Equity Offering as the Option Holder holds in Pegasus Media & Communications, Inc. immediately before the completion of the Qualifying Equity Offering before giving effect to the issuance of the Public Common Stock to the public in the Qualifying Equity Offering or to any other issuance of securities related to the Qualifying Equity Offering (other than issuances to holders of common equity securities of Pegasus Media & Communications, Inc. in exchange for such securities).

                           "Effective Date" means the effective date of the
registration statement relating to the Qualifying Equity
Offering.

                           "Exercise Price" means --

                                    (1) With respect to exercise of the Option
before the Effective Date, $471.00 per share of Common Stock; and

                                    (2) With respect to exercise of the Option
on and after the Effective Date, the Exercise Price per share of Public Common Stock shall equal $471.00 divided by the Conversion Ratio.

                           "Expiration Time" means 5:00 p.m. (Philadelphia
time) on October 30, 2000.

                          "Fair Market Value" means --

                           (1)  With respect to Public Common Stock:

                                    (a) The mean between the highest and lowest
quoted selling price, if there is a market for the Option Shares on a registered securities exchange or in an over the counter market, on the date of exercise; or

                                    (b) The weighted average of the means
between the highest and lowest sales on the nearest date before and the nearest date after the date of exercise, if there are no sales on the date of exercise but there are sales on dates within a reasonable period both before and after the date of exercise.


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Where the fair market value of the Option Shares is determined under (b) above, the average of the means between the highest and lowest sales on the nearest date before and the nearest date after the exercise date is to be weighted inversely by the respective numbers of trading days between the selling dates and the exercise date, in accordance with Treas. Reg. Section 20.2031-2(b)(1).

                           (2) With respect to Common Stock, the fair market
value of a share of Common Stock as determined by a qualified independent appraiser appointed by the Company on the valuation date immediately preceding, or coincident with, the exercise date.

                           "Option Shares" means the shares of Common Stock
and/or Public Common Stock issued or issuable upon exercise of the Option.

                           "Public Common Stock" means the class or series of
the common stock of an Affiliate that is offered in the Qualifying Equity Offering.

                           "Qualifying Equity Offering" means the first public
offering of common stock of any Affiliate for cash pursuant to a registration statement filed and declared effective under the Securities Act, other than a registration statement on Form S-4 or S-8, or any similar or successor form.

                           "Securities Act" means the Securities Act of 1933, as
amended.

                  2.       Exercise of Option; Notice of Effective Date.

                           (a)  This Option may be exercised in whole or in
part (but not as to fractional shares) on any Business Day on or after April 1, 1996 and until the Expiration Time by the presentation and surrender of this Option, with the Purchase Agreement attached hereto as Annex A properly completed and duly executed, to the Company at its principal office at 5 Radnor Corporate Center, Suite 454, 100 Matsonford Road, Radnor, PA 19087 (or at such other address as the Company may hereafter notify the Option Holder in writing) and upon payment to the Company of the Exercise Price for the shares to be purchased upon such exercise. The Exercise Price shall be payable in cash or its equivalent, in Option Shares newly acquired by the Option Holder upon exercise of such Option, or in a combination of cash (or its equivalent) and Option Shares. In the event the Exercise Price is paid, in whole or in part, with Option Shares, the portion of the Exercise Price so paid shall be equal to the Fair Market Value of the Option Shares surrendered in payment of such Exercise Price on the exercise date. The Option Holder shall be treated for all purposes as the holder of the shares so purchased

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as of the close of business on the date of exercise and certificates for the shares of stock so purchased shall be delivered to the Option Holder within a reasonable time, not exceeding thirty (30) days, after such exercise. Certificates representing shares issued upon exercise of this Option shall bear a legend referring to the restrictions on transfer set forth herein.

                           (b)      Pegasus Media & Communications, Inc. shall
provide written notice of the Effective Date to the Option Holder within 5 days thereafter and shall include in such notice a copy of the prospectus issued in connection with the Qualifying Equity Offering.

                  3. Common Stock Converted Into Public Common Stock. Within 30 days after the Effective Date, the Option Holder shall present all Common Stock (if any) purchased pursuant to this Option to the Company and shall receive in lieu thereof shares of Public Common Stock, in an amount determined by multiplying (a) the number of shares of Common Stock so presented, by (b) the Conversion Ratio.

                  4. Option Share Transfer to Comply with the Securities Laws. Neither the Option Shares, nor any interest in the Option Shares, may be sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal and state securities or Blue Sky laws and the terms and conditions hereof. Each certificate for Option Shares shall bear an appropriate legend calling attention to such restrictions unless, in the opinion of counsel for the Company, the Option Shares need no longer be subject to the restriction contained herein.

                  5. Non-Transferability of Option. This Option is not assignable or transferable, in whole or in part, by the Option Holder. This Option shall be exercisable only by the Option Holder or, in the event of his disability, by his guardian or legal representative.

                  6. Qualifying Equity Offering By Affiliate. If the Qualifying Equity Offering shall be made by an Affiliate other than Pegasus Media & Communications, Inc., this Option shall be assumed by such Affiliate.

                  7. Certain Covenants of the Company. The Company covenants and agrees that all shares which may be issued upon the exercise of this Option, will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which this Option may be exercised, the Company will at all times have

                                       -4-

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authorized, and reserved for the purpose of issue upon exercise of the purchase rights evidenced by this Option, a sufficient number of shares of Common Stock (prior to the Effective Date) or Public Common Stock (on and after the Effective
Date), to provide for the exercise of the rights represented by this Option.

                  8. Adjustment of Purchase Price and Number of Shares. This
Section 8 shall not apply to the adjustments provided for in this Option which automatically occur as a result of the Qualifying Equity Offering, including, but not limited to, the common stock subject to this Option, the number of shares of common stock subject to this Option, and the decrease in the Exercise Price. The number and kind of securities purchasable upon the exercise of this Option and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

                           (a) Reclassification, Consolidation or Merger. In
case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change, other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of outstanding securities issuable upon the exercise of this Option), or in the case of any sale or transfer to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company, or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefor, execute a new Option providing that the Option Holder shall have the right to exercise such new Option (upon terms not less favorable to the Option Holder than those then applicable to this Option) and to receive upon such exercise, in lieu of each share of Common Stock (prior to the Effective Date) or Public Common Stock (on and after the Effective
Date), theretofore issuable upon exercise of this Option, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, sale or transfer by the holder of one share of Common Stock ( prior to the Effective Date) or Public Common Stock (on and after the Effective Date), issuable upon exercise of this Option had it been exercised immediately prior to such reclassification, change, consolidation, merger, sale or transfer. Such new Option shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 8. The provisions of this Subsection 8(a) shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales and transfers.

                           (b) Subdivision or Combination of Shares. If the
Company, at any time prior to the Expiration Time, shall

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subdivide or combine the Common Stock (prior to the Effective Date) or Public
Common Stock (on and after the Effective Date), the Exercise Price shall be proportionately reduced, in case of subdivision of such shares, as of the effective date of such subdivision, or, if the Company shall take a record of holders of its Common Stock (prior to the Effective Date) or Public Common Stock (on and after the Effective Date), for the purpose of so subdividing, as of such record date, whichever is earlier, or shall be proportionately increased, in the case of combination of such shares, as of the effective date of such combination, or, if the Company shall take a record of holders of its Common Stock (prior to the Effective Date) or Public Common Stock (on and after the Effective Date), for the purpose of so combining, as of such record date, whichever is earlier.

                           (c) Stock Dividends. If the Company, at any time
prior to the Expiration Time, shall pay a dividend in shares of, or make other distribution of shares of, the Common Stock (prior to the Effective Date) or Public Common Stock (on and after the Effective Date), then the Exercise Price shall be adjusted, as of the date the Company shall take a record of the holders of the Common Stock (prior to the Effective Date) or Public Common Stock (on and after the Effective Date), for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Exercise Price in effect immediately prior to such payment or other distribution by a fraction
(i) the numerator of which shall be the total number of shares of Common Stock (prior to the Effective Date) or Public Common Stock (on and after the Effective
Date), outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock (prior to the Effective Date) or Public Common Stock (on and after the Effective
Date), outstanding immediately after such dividend or distribution. The provisions of this Subsection 8(c) shall not apply under any of the circumstances for which an adjustment is provided in Subsections 8(a) or 8(b).

                  9. Amendments and Waivers. No amendment or waiver of any provision of this Option shall be effective unless and until it shall be set forth in writing and signed by the Company and the Option Holder.

                  10. Notice. Any notice or other communication hereunder shall be deemed satisfactorily given if in writing and delivered by hand, mailed (registered or certified mail), telecopied or sent by reputable overnight courier service, charges prepaid, to the address set forth below, or such other address as may be given in accordance herewith:

                           If to the Company:


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                                    Pegasus Media & Communications, Inc.
                                    5 Radnor Corporate Center, Suite 454
                                    100 Matsonford Road
                                    Radnor, Pennsylvania  19087
                                    Fax: 610-341-1835
                                    Attention:  Chief Financial Officer

                           If to the Option Holder:

                                    Mr. Donald W. Weber
                                    Chief Executive Officer
                                    Viewstar Entertainment Services
                                    Suite 203, 400 Dawson Center
                                    Dawsonville,  GA  30534
                                    Fax: 706-216-1205

                  Any notice shall be deemed delivered and received (i) on the date delivered to any employee of the party to whom such notice or communication is made at the proper address in accordance herewith, if hand delivered, (ii) four days after being sent, if sent by registered or certified mail to the proper address in accordance herewith, (iii) one day after being telecopied, if sent by telecopier to the proper telecopier number in accordance herewith, and
(iv) the first Business Day after sent by reputable overnight courier service to the proper address in accordance herewith.

                  11. No Rights as Shareholder. Prior to the exercise of this Option, the Option Holder shall not be entitled to any rights of a shareholder of the Company or any Affiliate, including, without limitation, the right to vote, the right to receive dividends and the right to receive other distributions.

                  12. Fractional Shares. No fractional shares of Common Stock or Public Common Stock will be issued in connection with any exercise of this Option, but in lieu of such fractional shares, the Company shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Exercise Price per share paid by the holder for its Option Shares upon such exercise.

                  13. Governing Law. This Option shall be construed in accordance with and governed by the laws of the State of Delaware.

                  14. Headings. The descriptive headings of the several paragraphs of this Option are inserted for convenience only and do not constitute a part of this Option.

                  IN WITNESS WHEREOF, Pegasus Media & Communications, Inc. has caused this Option to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, on the date of this Option.


Attest:                             PEGASUS MEDIA &
                                    COMMUNICATIONS, INC.


__________________________          By: _______________________________


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                                                                         Annex A

                               PURCHASE AGREEMENT

                  I hereby exercise the option granted to me pursuant to the Option to Purchase Common Stock dated as of April 1, 1996 (the "Option") by Pegasus Media & Communications, Inc., with respect to the following number of shares of Common Stock or Public Common Stock (as defined in the Option) ("Shares") covered by said option:

                  Number of Shares to be purchased          ___________________

                  Option price per Share                    $__________________

                  Total option price                        $__________________

_____    A.       Enclosed is cash or my check, bank draft or postal
                  or express money order in the amount of
                  $__________ in full payment for such Shares.

_____    B.       Enclosed is/are _________ Share(s) with a total
                  fair market value of $__________ on the date hereof in full payment for such Shares.

_____    C.       Enclosed is cash or my check, bank draft or postal
                  or express money order in the amount of $_________ and_______________ Share(s) with a total fair market value of $__________ on the date hereof in full payment for such Shares.

         Please have the certificate or certificates representing the purchased Shares registered in my name and sent to:

_______________________________________________ .

DATED: __________________ , 19__.



                                          ___________________________________
                                          Donald W. Weber